THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                        WARRANT TO PURCHASE COMMON STOCK


     THIS WARRANT CERTIFIES THAT, for good and valuable consideration, ASCEND COMMUNICATIONS, INC. ("Holder") is entitled to purchase [TBD] paid and
                         ------
nonassessable shares of the Common Stock (the "Shares") of Pointe Communications
                                               ------
Corporation  (the  "Company")  at  the  price  of  [TBD] per Share (the "Warrant
                    -------                                              -------
Price"), as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.

ARTICLE  1.  EXERCISE.
             --------

     1.1.     Method  of  Exercise.  Holder  may  exercise  this  Warrant  by
              --------------------
delivering a duly executed Notice of Exercise in substantially the form attached as Appendix 1 to the principal office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased.

     1.2.     Conversion Right.  In lieu of exercising this Warrant as specified
              ----------------
in Section 1.1, Holder may from time to time convert this Warrant, in whole or in part, into a number of Shares determined by dividing (a) the aggregate Fair Market Value of the Shares issuable upon exercise of this Warrant minus the aggregate Warrant Price of such Shares by (b) the Fair Market Value of one Share. The Fair Market Value of the Shares shall be determined pursuant to
Section  1.3.

     1.3.     Fair  Market  Value.  If the Shares are traded in a public market,
              -------------------
the Fair Market Value of the Shares shall be the closing price of the Shares reported for the business day immediately before Holder delivers its Notice of Exercise to the Company. If the Shares are not traded in a public market, the Board of Directors of the Company shall determine Fair Market Value in its reasonable good faith judgment.

     1.4.     Delivery  of  Certificate  and New Warrant.  Promptly after Holder
              ------------------------------------------
exercises or converts this Warrant, the Company shall deliver to Holder certificates for the Shares acquired and, if this Warrant has not been fully exercised or converted and has not expired, a new Warrant representing the Shares not so acquired.

     1.5.     Replacement  of  Warrants.  On  receipt  of  evidence  reasonably
              -------------------------
satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, and, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor.

     1.6.     Merger  or Consolidation of the Company.   Upon the closing of any
              ---------------------------------------
Acquisition, the successor entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities, cash, and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Warrant Price shall be adjusted accordingly.

     1.7.     Automatic  Exercise.  If,  as  of the last day of the term hereof,
              -------------------
this Warrant has not been fully exercised, then as of such date this Warrant shall be automatically converted, in full, in accordance with Section 1.2, without any action or notice by the Holder.

ARTICLE  2.   ADJUSTMENTS  TO  THE  SHARES.
              ----------------------------

     2.1.     Stock  Dividends, Splits, Etc.   If the Company declares or pays a
              -----------------------------
dividend on its common stock payable in common stock, or other securities, subdivides the outstanding common stock into a greater amount of common stock, then upon exercise of this Warrant, for each Share acquired, Holder shall receive, without cost to Holder, the total number and kind of securities to which Holder would have been entitled had Holder owned the Shares of record as of the date the dividend or subdivision occurred.

     2.2.     Reclassification,  Exchange  or  Substitution.  Upon  any
              ---------------------------------------------
reclassification, exchange, substitution, or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, or other event. Such an event shall include any automatic conversion of the outstanding or issuable securities of the Company of the same class or series as the Shares to common stock pursuant to the terms of the Company's Articles of Incorporation upon the closing of a registered public offering of the Company's common stock. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 2 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise of the new Warrant. The provisions of this section shall similarly apply to successive reclassifications, exchanges, substitutions, or other events.

     2.3.     Adjustments  for Combinations, Etc.  If the outstanding Shares are
              ----------------------------------
combined or consolidated, by reclassification or otherwise, into a lesser number of shares, the Warrant Price shall be proportionately increased and the number of Shares acquirable hereunder shall be proportionately decreased.

     2.4.     No  Impairment.  The  Company  shall  not,  by  amendment  of  its
              --------------
Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment. If the Company takes any action affecting the Shares or its common stock other than as described above that adversely affects Holder's rights under this Warrant, the Warrant Price shall be adjusted downward and the number of Shares issuable upon exercise of this Warrant shall be adjusted upward in such a manner that the aggregate Warrant Price of this Warrant is unchanged.

     2.5.     Fractional  Shares.  No  fractional  Shares shall be issuable upon
              ------------------
exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded down to the nearest whole Share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying Holder an amount computed by multiplying the fractional interest by the Fair Market Value of a full Share.

     2.6.     Adjustment  of  Warrant  Price  and  Shares  Purchasable.
              --------------------------------------------------------

              (a)     Adjustments  for  Dilutive  Issuances.
                      -------------------------------------

                      (1)     Adjustment Procedure. Upon each Issuance of Common
                              --------------------
Stock after the date hereof without consideration or for a consideration per share less than the Measuring Price in effect immediately prior to such Issuance of Common Stock (a "Dilutive Issuance"), the number of shares of Common Stock
                  ----------------------
issuable upon

exercise of the Conversion Right shall be increased by the number of shares of Common Stock determined under the following formula:

          X = (B  x  A)-(B  x  C)
              -------------------
                       C

Where:    X =  The  increase  in  the  number  of shares of Common Stock acquirable  hereunder

          B = The shares of Common Stock acquirable hereunder immediately prior to the Issuance of Common Stock

          A = The Measuring Price in effect immediately prior to the Issuance of Common Stock

          C =  The  Adjusted  Share  Value

For purposes hereof, the Adjusted Share Value, upon the closing of any Issuance of Common Stock, shall be the amount equal to the sum of (i) the amount obtained by multiplying the Common Stock Outstanding immediately prior to the Issuance of Common Stock by the Measuring Price in effect immediately prior to the Issuance of Common Stock, and (ii) the Aggregate Consideration that the Company receives from the Issuance of Common Stock, and dividing the resulting sum by the Common Stock Outstanding immediately after the Issuance of Common Stock. In addition, the Measuring Price as of any date is the Original Measuring Price, as adjusted from time to time in accordance with the terms hereof. The Original Measuring
Price  is         Dollars  and     Cents ($     ).  Upon each Issuance of Common
Stock described in this section, the Measuring Price shall be adjusted to the Adjusted Share Value resulting from such Issuance of Common Stock. The

Measuring Price shall be adjusted in accordance with Sections 2.1 and 2.3, concurrent with any adjustment of the Warrant Price, in the same proportion and manner as the Warrant Price is adjusted thereunder. For example, if the Warrant Price is doubled under Section 2.3 as a result of a combination of the Common Stock, then the Measuring Price shall be concurrently doubled.

Concurrent with each adjustment in the number of Shares acquirable hereunder as a result of a Dilutive Issuance, the Warrant Price shall be adjusted to the amount equal to the price obtained by multiplying the Warrant Price in effect immediately prior to the Dilutive Issuance by a fraction, the numerator of which is the number of Shares acquirable hereunder immediately prior to the Dilutive Issuance and the denominator of which is the number of Shares acquirable hereunder immediately after the Dilutive Issuance.

Adjustments in the number of Shares under this section shall not occur with respect to Issuances of Common Stock while the Company is a Reporting Company. Under no circumstances shall the aggregate Warrant Price payable by Holder upon exercise of this Warrant increase as a result of any adjustment arising from a Dilutive Issuance.

     (2)     Special  Provisions.  Notwithstanding  the provisions of subsection
             -------------------
(1) of this section, the following provisions shall govern the adjustment formula set forth in subsection (1):

             (a)     Deemed  Issuances  of Common Stock.  Whenever an adjustment
                     ----------------------------------
is made in the shares of Common Stock acquirable hereunder and the Warrant Price pursuant to subsection (1) based upon a Deemed Issuance of Common Stock, except as provided in paragraph (c) of this subsection, no further adjustment in the shares of Common Stock acquirable hereunder and the Warrant Price shall be made upon the subsequent actual issuance of the shares of Common Stock subject to the applicable Convertible Securities or Options, nor shall the exercise of any Convertible Security or Option included in such Deemed Issuance of Common Stock constitute an issuance of securities for which an adjustment in the number of shares of Common Stock and the Warrant Price may be made under this section.

             (b)     Change in Exercise Price or Conversion Rate. If, subsequent
                     -------------------------------------------
to any Deemed Issuance of Common Stock, there is a change (other than a change required by anti-dilution provisions of any Convertible Security or Option intended to serve the same purpose as the provisions of this section) in (i) the purchase or exercise price provided for in any Option included in such Deemed Issuance of Common Stock (an "Exercise Price") or (ii) the conversion price or
                          --------------------
exchange ratio (a "Conversion  Rate") of any  Convertible  Security  included in
               ----------------------
such Deemed Issuance of Common Stock, such that the changed Exercise Price or Conversion Rate, as the case may be, had it been in effect at the time of such Deemed Issuance of Common Stock, would have resulted in an increase in the number of shares of Common Stock acquirable hereunder as a result of such Deemed Issuance of Common Stock resulting in a lower Aggregate Consideration or greater number of shares of Common Stock Outstanding, then (A) the Aggregate Consideration and/or number of shares of Common Stock Outstanding shall be recalculated and the shares of Common Stock acquirable hereunder then in effect shall forthwith be readjusted to such number of shares of Common Stock acquirable as would have been in effect at such time had all of such Options or Convertible Securities that remain outstanding at the time of such change (or that may be issued upon the exercise of any Option or Convertible Securities included in such Deemed Issuance of Common Stock and that then remain outstanding) provided for such changed Exercise Price or Conversion Rate, as the case may be, at the time of such Deemed Issuance of Common Stock and (B) each other adjustment, if any, made to the shares of Common Stock acquirable hereunder subsequent to such Deemed Issuance of Common Stock based on subsequent Issuances of Common Stock shall be recalculated, utilizing for such purpose the Common Stock Outstanding, Deemed Consideration and the shares of Common Stock acquirable as recalculated or as readjusted pursuant to clause (A) of this paragraph (b).

                    (c)     Expiration  of  Option  or  Convertible Right.  With
                            ---------------------------------------------
respect to any Deemed Issuance of Common Stock, effective as of the close of business on the first business day on which no share of Common Stock may thereafter be issued upon an exercise of an Option or Convertible Security included in such Deemed Issuance of Common Stock (whether by reason of (i) the full exercise of all Options and/or Convertible Securities Included in such Deemed Issuance of Common Stock or (ii) the expiration or termination of any right to exercise any Options and/or Convertible Securities included in such Deemed Issuance of Common Stock that have not theretofore been exercised and/or
(iii) the purchase by the Company and cancellation or retirement of some or all Options and/or Convertible Securities included in such Deemed Issuance of Common Stock that have not theretofore been exercised), the shares of Common Stock then acquirable shall be adjusted by (A) recalculating pursuant hereto the adjustment of the Warrant Price and the shares of Common Stock acquirable immediately prior to such Deemed Issuance of Common Stock, basing such recalculation on each issuance of shares of Common Stock upon an exercise of an Option or Convertible Security included in such Deemed Issuance of Common Stock, rather than the Common Stock Outstanding on which the original calculation was based and (B) recalculating each other adjustment, if any, made to the Warrant Price and the shares of Common Stock acquirable subsequent to such Deemed Issuance of Common Stock based on subsequent Issuances of Common Stock, utilizing the Warrant Price and the shares of Common Stock acquirable as adjusted pursuant to clause (A) of this paragraph (c) and including in Common Stock Outstanding for such purpose only the shares of Common Stock actually issued upon the exercise of Options and/or Convertible Securities included in such Deemed Issuance of Common Stock in place of the shares of Common Stock Outstanding in respect of such Deemed Issuance of Common Stock as utilized in the original calculations of those adjustments.

                    (d)     Warrant  Price  Adjustment.  Concurrent  with  each
                            --------------------------
adjustment in the number of shares of Common Stock acquirable hereunder pursuant to paragraphs (b) and (c) of this subsection, the Warrant Price shall be adjusted to the amount equal to the price obtained by multiplying the Warrant Price in effect immediately prior to such adjustment by a fraction, the numerator of which is the number of shares of Common Stock acquirable hereunder immediately prior to the adjustment and the denominator of which is the number of shares of Common Stock acquirable hereunder immediately after the adjustment.

     2.7.     Certificate  as  to  Adjustments.  Upon  each  adjustment  of  the
              --------------------------------
Warrant Price and the number of Shares acquirable hereunder, the Company, at its expense, shall promptly compute such adjustment and furnish Holder with a certificate of its Chief Financial Officer setting forth such adjustment and the facts upon which such adjustment is based. The Company shall, upon written request, furnish Holder a certificate setting forth the Warrant Price in effect on the date thereof and the number of Shares acquirable hereunder on such date and the series of adjustments leading to such Warrant Price and Share number.

ARTICLE  3.  REPRESENTATIONS  AND  COVENANTS  OF  THE  COMPANY
             -------------------------------------------------

     3.1.     Representations and Warranties.  The Company hereby represents and
              ------------------------------
warrants to the Holder that all Shares which may be issued upon the exercise of the purchase right represented by this Warrant, shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

     3.2.     Notice of Certain Events.  If the Company proposes at any time (a)
              ------------------------
to declare any dividend or distribution upon its common stock, whether in cash, property, stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series or other rights;
(c) to effect any reclassification or recapitalization of common stock; or (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up, then, in connection with each such event, the Company shall give Holder (1) prompt prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of common stock will be entitled thereto) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; and (2) in the case of the matters referred to in (c) and (d) above, prompt prior written notice of the date when the same will take place (and specifying the date on which the holders of common stock will be entitled to exchange their common stock for securities or other property deliverable upon the occurrence of such event).

     3.3.     Information  Rights.  So  long  as  the  Holder holds this Warrant
              -------------------
and/or  any  of  the  Shares,  the  Company  shall  deliver  to  the  Holder:

            (a) as soon as practicable after the end of each calendar month, and in any event within thirty (30) days thereafter, an unaudited balance sheet of the Company as of the end of such month, cash flow statements and an unaudited statement of operations of the Company for the portion of the Fiscal Year ended with such month prepared and certified by the chief financial officer of the Company, subject, however, to the exclusion of footnotes and to normal year-end audit adjustments, and a comparison of such statements to the Company's operating plan or budget then in effect;

            (b) as soon as practicable after the end of each Fiscal Year, and in any event within one hundred twenty (120) days thereafter, a copy of its audited financial statements accompanied by a report thereon by a firm of independent certified public accountants selected by the Company, which report shall state that such financial statements fairly present the Company's financial position at the end of such Fiscal Year;

            (c) as soon as available, and in any event within sixty (60) days prior to the commencement of each Fiscal Year, a budget and business plan for the Company for such Fiscal Year;

            (d) promptly upon their becoming available, one copy of each report, notice or proxy statement sent by the Company to its shareholders generally and of each regular or periodic report or registration statement, prospectus or written communication (other than transmittal letters) filed by the Company with the Securities and Exchange Commission or any securities exchange on which the Company's securities are listed; and

            (e) with reasonable promptness, such other information as from time to time may be reasonably requested by Holder.

     3.4. The Company's delivery obligations under this section shall terminate upon the Company becoming a Reporting Company.

ARTICLE  4.  REGISTRATION  RIGHTS.
             --------------------

     4.1.     Piggyback  Registration  Rights.
              --------------------------------

     (a) If the Company determines to Register any of its securities either for its own account or the account of a shareholder(s) exercising demand Registration rights, other than a Registration relating solely to employee benefit plans, or a Registration relating solely to a transaction pursuant to Rule 145 promulgated under the Securities Act or a Registration on any Registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a Registration statement covering the sale of the Shares, the Company shall promptly give to Holder written notice thereof and include in such Registration (and any related qualification under blue sky laws), and in any underwriting involved therein, the number of Shares specified in a written request made by Holder within ten (10) days after receipt of such written notice from the Company.

     (b) If the Registration of which the Company gives notice is for a Registered public offering involving an underwriting, Holder's right to Registration shall be conditioned upon (i) Holder's participation in such underwriting and (ii) the inclusion of Holder's Shares in the underwriting pursuant to an underwriting agreement in customary form with the underwriter or underwriters selected by the Company; provided, however, that in the event of
                                         --------  -------
any reduction in the securities to be included in the Registration, the securities that may be included in the Registration and underwriting shall be allocated (1) first, to the Company, and (2) second, among the Holder and the other security holders distributing their securities through such underwriting, in proportion (as nearly as practicable) to the number of shares owned by each such party.

     4.2.     Form S-3 Registration Rights.  If the Company receives from Holder
              ----------------------------
a written request or requests that it effect a Registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities of Holder, the Company shall:

     (a) promptly give written notice of the proposed Registration, and any related qualification or compliance, to all other holders; and

     (b) as soon as practicable, effect such Registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of the Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other shareholder(s) joining in such request as are specified in a written request given within twenty (20) days after receipt of such written notice from the Company; provided, however, that
                                                         --------  -------
the Company shall not be obligated to effect any such Registration, qualification or compliance, pursuant to this section:

          (1) if Form S-3 is not available for such offering by Holder and the other shareholder(s);

          (2) if Holder, together with the holders of any other securities of the Company entitled to inclusion in such Registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than Five Hundred Thousand Dollars ($500,000);

          (3) if the Company furnishes to Holder and the shareholder(s) proposing to participate in such Registration, a certificate signed by the Company's President stating that, in the good faith judgment of the Company's Board of Directors, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 Registration statement for a period of not more than one hundred twenty (120) days after receipt of Holder's request under this section; provided, however,
                                                             --------   -------
that the Company shall not utilize this right more than once in any twelve (12) month period;

          (4)     if  the  Company  has,  within  the  twenty-four  (24) month
period   preceding  the  date  of  such  request,   already   effected  two  (2)
Registrations on Form S-3 for Holder pursuant to this section; or

          (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such Registration, qualification or compliance.

          (c) Subject to the foregoing, the Company shall use its best efforts to file a registration statement covering the Registrable Securities and other securities so requested to be Registered as soon as practicable after receipt of Holder's request.

     4.3.     Expenses  of  Company  Registrations.  The  Company shall bear all
              ------------------------------------
Registration Expenses incurred in connection with any Registration, qualification or compliance pursuant to this Article 4 (exclusive of Selling Expenses).

     4.4.     Registration  Procedures.  In  the  case  of  each  Registration,
              ------------------------
qualification or compliance effected by the Company pursuant hereto, the Company shall keep Holder advised in writing as to the initiation of each Registration, qualification and compliance and as to the completion thereof. At its expense, the Company shall:

          (a) Keep such Registration, qualification or compliance effective for a period of one hundred twenty (120) days or until Holder has completed the distribution described in the registration statement relating thereto, whichever first occurs;

          (b) Furnish such number of prospectuses and other documents incident thereto as Holder from time to time may reasonably request;

          (c) Prepare and file with the Securities and Exchange Commission such amendments and supplements to such Registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (d) Use its best efforts to Register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as Holder reasonably requests; provided, however,
                                                             --------   --------
that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Holder shall also enter into and perform its obligations under such an agreement;

          (f) Notify Holder at any time when a prospectus relating to Shares is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (g) Provide a transfer agent and registrar for all Registrable Securities Registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such Registration; and

          (h)     Furnish,  at  Holder's  request,  on  the  datE  that  such

Registrable Securities are delivered to the underwriters for sale in connection with such Registration, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such Registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, and (ii) a letter, dated such date, from the Company's independent certified public accountants, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

     4.5.     Indemnification.
              ---------------

          (a) The Company shall indemnify Holder, each of Holder's directors, officers, employees and agents, and each entity or person controlling Holder within the meaning of Section 15 of the Securities Act, with respect to which Registration, qualification or compliance has been effected pursuant to this
Article 4, and each underwriter, if any, and each entity or person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such Registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any such Registration, qualification or compliance, and shall reimburse Holder, each of Holder's directors, officers, employees and agents, and each entity or person controlling Holder, each such underwriter and each entity or person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, provided that the Company shall not be liable to Holder or an underwriter in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Holder or an underwriter and stated to be specifically for use therein.

          (b) Holder shall, if Shares are included in the securities as to which a Registration, qualification or compliance has been effected pursuant to this Article 4, indemnify the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such Registration, qualification or compliance, each entity or person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each of its directors, officers, employees and agents, against all expenses, claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation commenced or threatened, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document, or any amendment or supplement thereto, incident to any such Registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company in connection with any such Registration, qualification, or compliance, and shall reimburse the Company, such directors, officers, employees, agents, underwriters or control persons for any legal or any other expenses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by Holder and stated to be specifically for use therein; provided, however, that Holder's obligations hereunder shall be limited to an amount equal to the proceeds Holder received for Shares sold as contemplated herein.

          (c) Each party entitled to indemnification under this section (the "Indemnified Party") shall give notice to the party required to provide
 ------------------
indemnification (the "Indemnifying Party") promptly after such Indemnified Party
    ----              ------------------
has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at its own expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this section unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party a release from all liability in respect of such claim or litigation.

          (d) If the indemnification provided for in this section is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

     [4.6     "Market  Stand-Off"  Agreement.   Holder  agrees  that, during the
              ------------------------------
period of duration (not to exceed one hundred eighty (180) days) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed for a Registration, it shall not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) this Warrant or any of the Shares acquirable or acquired upon the exercise hereof except Shares included in such Registration; provided, however, that all officers, directors and holders of one percent (1%)
 -------   -------
or more of the Company's securities and all other persons with registration rights enter into similar agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to this Warrant and the Shares acquirable or acquired upon the exercise hereof (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. This covenant shall survive the termination of this Warrant.]

     [4.7     Superseding  Registration  Rights.   If  (i) the Company closes an
              ---------------------------------
equity financing after the date hereof which raises Five Hundred Thousand Dollars ($500,000) or more for the Company, (ii) the Company grants registration rights to the purchasers of the equity securities in such financing (the "New
                                                                             ---
Registration  Rights") and Holder is made a party to the New Registration Rights
  ------------------
on  the  same  terms  and  conditions  as  such  purchasers,  and  (iii) the New

Registration Rights are no less favorable to Holder than the registration rights granted under this Article 4, then, concurrent with the effectiveness of such registration rights, the registration rights provisions set forth in this
Article  4  shall  terminate  without  any  action  by  the  Company or Holder.]

ARTICLE  5.  DEFINITIONS.
             -----------

          "Acquisition"  means any sale, license, or other disposition of all or
           -----------
substantially all of the assets of the Company, or any reorganization, consolidation, or merger of the Company where the holders of the Company's securities before the transaction beneficially own less than 50% of the outstanding voting securities of the surviving entity after the transaction.

          "Actual  Consideration"  means  the  aggregate  consideration that the
           ---------------------
Company  receives  with  respect  to  an  Actual  Issuance  of  Common  Stock.

          "Actual Issuance of Common Stock" means any issuance by the Company of
           -------------------------------
Common Stock other than pursuant to conversion of a Convertible Security or exercise of an Option.

          "Aggregate  Consideration" means with respect to an Issuance of Common
           ------------------------
Stock, an amount equal to (i) the Actual Consideration received with respect to Common Stock, if any, issued and (ii) the Deemed Consideration received with respect to the Options and Convertible Securities, if any, issued.

          "Common  Stock  Outstanding"  means  as  of any date (i) all shares of
           --------------------------
Common  Stock  that  are  outstanding  as of such date, plus  (ii) all shares of
                                                        ----
Common Stock issuable upon conversion of Convertible Securities outstanding as of such date, whether or not convertible as of such date, plus (iii) all shares
                                                           ----
of Common Stock issuable upon exercise of Options outstanding as of such date, whether or not such Options are exercisable as of such date (assuming for this purpose that Convertible Securities acquirable upon exercise of any such Options are converted into Common Stock as of such date).

          "Convertible  Securities"  means  evidence  of indebtedness, shares of
           -----------------------
stock or other securities which are convertible into or exchangeable for, with or without payment of additional consideration, shares of Common Stock, either immediately or upon the arrival of a specified date or the happening of a specified event or both.

          "Deemed  Consideration"  means the aggregate consideration received or
           ---------------------
deemed  received  by  the  Company  with  respect to a Deemed Issuance of Common
Stock, determined by adding (i) the aggregate amount, if any, received or receivable by the Company as consideration in respect of the issuance of Options and/or Convertible Securities constituting such Deemed Issuance of Common Stock, and (ii) the minimum aggregate amount of additional consideration, if any, payable to the Company upon the full exercise of the Options (and if Options to acquire Convertible Securities, upon full exercise of the conversion rights with respect to such Convertible Securities) and upon full conversion of the Convertible Securities in order to acquire the underlying shares of Common Stock.

          "Deemed  Issuance of Common Stock" means an issuance by the Company of
           --------------------------------
a  Convertible  Security  or  an  Option.

          "Exchange  Act" means the Securities Exchange Act of 1934, as amended.
           -------------

          "Fiscal  Year"  means  the  fiscal  year  of  the  Company.
           ------------

          "Issuance  of  Common  Stock"  means  (i) an Actual Issuance of Common
           ---------------------------
Stock  or  (ii)  a  Deemed  Issuance  of  Common  Stock.

          "Option"  means  any right, warrant or option to subscribe or purchase
           ------
shares  of  Common  Stock  or  Convertible  Securities.

          "Register,"  "Registered"  and  "Registration" refer to a registration
           --------     ----------         ------------
effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

          "Registrable  Securities"  means  (i)  the  Shares, and (ii) shares of
           -----------------------
Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the Shares; provided, however, that any shares
                                              --------  -------
described in the foregoing clauses that have been resold to the public shall cease to be Registrable Securities.

          "Registration  Expenses"  means  all  expenses  the  Company incurs in
           ----------------------
complying with Article 4, including, without limitation, all Registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, Blue Sky fees and expenses, and the expenses of any special audits incident to or required by any such Registration.

          "Reporting  Company" means that the Company is subject to the periodic
           ------------------
reporting  requirements  of  Sections  12(g)  or  15(d)  of  the  Exchange  Act.

          "Securities  Act"  means  the  Securities  Act  of  1933,  as amended.
           ---------------

          "Selling  Expenses"  means  (i) all underwriting discounts and selling
           -----------------
commissions applicable to the sale of securities Registered and sold pursuant to
Article 4, (ii) any additional costs and disbursements of counsel for the Company that result from inclusion of Registrable Securities in the Registration, and (iii) the expenses of qualifying the securities covered by the Registration in a jurisdiction to the extent that the jurisdiction requires such qualification expenses to be borne by the selling security holders.

ARTICLE  6.  MISCELLANEOUS.
             -------------

     6.1.     Term.  The  term of this Warrant shall commence on the date hereof
              ----
and  terminate  on  at  5:00  p.m.,  Pacific  Time  on  February  5,  1999.

     6.2.     Legends.  This  Warrant  and  the Shares shall be imprinted with a
              -------
legend  in  substantially  the  following  form:

     THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

     6.3.     Compliance with Securities Laws on Transfer.  This Warrant and the
              -------------------------------------------
Shares issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder's notice of proposed sale.

     6.4.     Transfer  Procedure.  Subject  to  the  provisions of Section 6.3,
              -------------------
Holder may transfer this Warrant or the Shares issuable upon exercise of this Warrant by giving the Company notice setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee. Unless the Company is a Reporting Company, it shall have the right to refuse to transfer this Warrant or the Shares to any person who directly competes with the Company and/or its subsidiaries.

     6.5.     Notices.  All notices and other communications from the Company to
              -------
the Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished by the Company or the Holder, as the case may be, in writing by the Company or the Holder from time to time.

     6.6.     Waiver.  This  Warrant and any term hereof may be changed, waived,
              ------
discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

     6.7.     Attorneys'  Fees.  In the event of any dispute between the parties
              ----------------
concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

     6.8.     Remedies.  Company  stipulates  that the remedies at law of Holder
              --------
in the event of any default or threatened default by Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate to the fullest extent permitted by law, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     6.9.     No  Original  Issue  Discount.  The  Company and the Holder hereby
              -----------------------------
acknowledge and agree that this Warrant is part of an investment unit within the meaning of Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended, which includes the term loan made by the Holder to the Company pursuant to the Loan Agreement (the "Loan"). The Company and the Holder further agree as
                        ----
between the Company and the Holder that the fair market value of this Warrant is equal to Five Hundred Dollars ($500) and that, pursuant to Treas. Reg. 1.1273-2(h), Five Hundred Dollars ($500) of the issue price of the investment unit shall be allocable to this Warrant and the balance shall be allocable to the Loan. The Company and the Holder agree to prepare their federal income tax returns in a manner consistent with the foregoing agreement and, pursuant to Treas. Reg. 1.1273, the original issue discount on the Loan shall be considered to be zero.

     6.10.     Governing  Law.  This  Warrant shall be governed by and construed
               --------------
in accordance with the laws of the State of California, without giving effect to its principles regarding conflicts of law.

                             Pointe  Communications  Corporation
                             ---------------------------------------

                             By:  __________________________________

                             Title: ________________________________

                             Date:  ________________________________

REVIEWED  AND  AGREED  TO:
ASCEND  COMMUNICATIONS,  INC.



Title: ________________________________

Date:  ________________________________

                                   APPENDIX 1


                               NOTICE OF EXERCISE
                               ------------------



     1. The undersigned hereby elects to purchase shares of the Common Stock of _________ pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

     2. The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in the Warrant. This conversion is exercised with respect to _____________________ of the Shares covered by the Warrant.

     [Strike  paragraph  1  that  does  not  apply.]

     3. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:


                    _____________________________________
                                    (Name)

                    _____________________________________

                    _____________________________________
                                   (Address)

     4. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.



                    _____________________________________
                                  (Signature)


____________________
      (Date)